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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549


                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: MAY 19, 2000
                        (Date of earliest event reported)


                             ----------------------


                              QUALMARK CORPORATION


             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                             ----------------------


           COLORADO                    0-28484                   84-1232688
-------------------------------      ------------            -------------------
(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)      File Number)            Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
               --------------------------------------------------
               (Address of principal executive offices, zip code)



                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS

         On May 19, 2000, the Registrant issued a press release announcing the resignation of its President and Chief Executive Officer, Preston Wilson. Current board member Philip Gordon will replace Mr. Wilson as President Chief Executive Officer until a permanent replacement can be found. Robert Gill also stepped down as Chairman of the Board but will remain a director of the Registrant. William Sanko was appointed Chairman of the Board to replace Mr. Gill.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  (c)      Exhibits.

                  The following exhibit is filed with this report on Form 8-K:

                  99.1     Press Release of the Registrant dated May 19, 2000.


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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUALMARK CORPORATION
                                         (Registrant)


Date: May 25, 2000                       By:  /s/ VERNON SETTLE
                                           -------------------------------------
                                           Vernon Settle
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

                                                                                             Sequentially
      Exhibit                                                                                  Numbered
      Number             Description                                                              Page
      -------            -----------                                                         ------------
       99.1              Press Release of the Registrant dated May 19, 2000.